UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2026

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Concourse Parkway NE, 8th Floor
Atlanta, Georgia 30328
(Address of principal executive offices including zip code)

(770) 418-7000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EACH EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 2, 2026, Newell Brands Inc. (the “Company”) and Jarden Receivables, LLC, a wholly-owned bankruptcy-remote special purpose entity of the Company (“Jarden Receivables”), renewed the Receivables Purchase Agreement, dated as of October 2, 2023 among Jarden Receivables, as Seller, the Company, as initial Servicer, the persons from time to time party thereto as Purchasers and as Group Agents, and Royal Bank of Canada as Administrative Agent (the “RPA”), and entered into a Second Amendment to such RPA (the “Second Amendment” and, with the RPA, the “Amended RPA”). Capitalized terms herein shall be defined as set forth in the Amended RPA unless otherwise specified herein.

As part of the renewal of the RPA, pursuant to the Second Amendment, among other things:

1)	the Scheduled Termination Date was extended to October 1, 2027;

2)	the Facility Limit on factored receivables outstanding was adjusted to $75 million;

3)	the Concentration Limits were increased for all Obligor groups, increasing the relative aggregate amount of Outstanding Balance available for each Obligor group; and

4)

the definition of “Debt Rating” was changed from the senior unsecured debt rating to the corporate rating assigned to the Company by S&P or Moody’s, and the Debt Rating thresholds for the Level 1, Level 2 and Level 3 Ratings Periods were each raised, with Level 1 now requiring a corporate rating higher than BBB- by S&P and higher than Baa3 by Moody’s, Level 2 now requiring BB+ or above by S&P and Ba1 or above by Moody’s, and Level 3 triggered at BB or below by S&P or Ba2 or below by Moody’s.

The foregoing description of the Amended RPA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended RPA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Receivables Purchase Agreement, dated as of October 2, 2026, among Jarden Receivables, LLC, Newell Brands Inc., the Purchasers party thereto, the Group Agents party thereto, and the Royal Bank of Canada

104	Cover Page Interactive Data File (formatted as inline XBRL and embedded within the document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: October 2, 2026	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal and Administrative Officer and Corporate Secretary